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EXHIBIT 23(a)
INDEPENDENT AUDITORS' CONSENT
NEOGEN CORPORATION AND SUBSIDIARIES


We consent to the incorporation by reference in Registration Statement No. 333-66357 of Neogen Corporation on Form S-8 of our report dated July 26, 2002, appearing in this Annual Report on Form 10-K of Neogen Corporation for the year ended May 31, 2002.


                                                           DELOITTE & TOUCHE LLP


August 28, 2002
Detroit, Michigan

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